UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549


                            Form 8-K/A


Current Report Pursuant to Section 13 or 15(d) of The Securities
                      Exchange Act of 1934

Date of Report (date of earliest event reported) August 31, 1994


                  Trans Financial Bancorp, Inc.
     (Exact name of registrant as specified in its charter)



        Kentucky               0-13030            61-1048868
     (State or other    (Commission File No.)   (IRS Employer
     jurisdiction of                         Identification No.)
      incorporation
     or organization)


500 East Main Street, Bowling Green, Kentucky          42101
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code: (502)781-5000




  (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

A. Financial statements
The following consolidated financial statements of Kentucky Community Bancorp, Inc., notes related thereto and independent auditors' report thereon are filed as a part of this report:
          1. Independent Auditors' Report (as amended);
          2. Consolidated Balance Sheets as of December 31, 1993 and 1992 (previously filed);
          3. Consolidated Statements of Income for the years ended December 31, 1993, 1992 and 1991 (previously filed);
          4. Consolidated Statements of Stockholders' Equity for the years ended December 31, 1993, 1992 and 1991 (previously filed);
          5. Consolidated Statements of Cash Flows for the years ended December 31, 1993, 1992 and 1991 (previously filed); and
          6. Notes to Consolidated Financial Statements (previously filed).

B.    Exhibits
The following exhibits are filed as a part of this report:
          99. Supplemental Consolidated Financial Statements of Trans Financial Bancorp, Inc. As of December 31, 1993 and 1992 and for the years ended December 31, 1993, 1992 and 1991, related notes thereto and report of independent auditors thereon (previously filed).

                          Independent Auditors' Report



The Board of Directors and Stockholders
Kentucky Community Bancorp, Inc.:


We have audited the accompanying consolidated balance sheets of Kentucky Community Bancorp, Inc. and subsidiaries as of December 31, 1993 and 1992, and the related consolidated statements of income, stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 1993. These consolidated financial statements are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the consolidated financial statements on February 15, 1994, the Corporation merged into Trans Financial Bancorp, Inc.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Kentucky Community Bancorp, Inc. and subsidiaries as of December 31, 1993 and 1992, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1993, in conformity with generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 1993 the Corporation adopted the provisions of the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 109, "Accounting for Income
Taxes" and No. 115, "Accounting for Certain Investments in Debt and Equity Securities".



                              /s/ KPMG PEAT MARWICK LLP


Louisville, Kentucky
March 18, 1994

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     Trans Financial Bancorp, Inc.
                                              (Registrant)


Date: December 16, 1994                    By:/s/ Vince A. Berta
                                             Vince A. Berta
                                             Executive Vice President
                                               and Chief Financial Officer